UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 25, 2008
STEWART INFORMATION SERVICES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-02658	74-1677330
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1980 Post Oak Blvd, Houston, Texas	77056
(Address Of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (713) 625-8100
N.A.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Joseph Allen Berryman Offer Letter
Press Release

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On August 25, 2008, Mr. Max Crisp informed Stewart Information Services Corporation (the “Company”) of his intention to retire as Executive Vice President, Chief Financial Officer and Secretary-Treasurer of the Company. Mr. Crisp will continue to serve as a director of the Company for the remainder of his term ending May 1, 2009 and as an employee of Stewart Title Guaranty Company, a subsidiary of the Company, to assist in the transition to a new Chief Financial Officer.
     On August 25, 2008, the Board of Directors of the Company elected Mr. Joseph Allen Berryman, age 51, as Executive Vice President, Chief Financial Officer and Secretary-Treasurer of the Company effective September 2, 2008. Mr. Berryman will be designated as the Company’s principal financial officer. Mr. Berryman will receive a salary of $250,000 per year for his services to the Company. As a further inducement to Mr. Berryman to accept employment with the Company, effective September 2, 2008, the Board of Directors of the Company awarded Mr. Berryman a signing bonus of $4,000. At the discretion of the Compensation Committee of the Company, Mr. Berryman will be eligible to receive annual bonuses in amounts up to 60% of his base salary and options to acquire, or grants of, shares of the Company’s common stock. Further, Mr. Berryman will be eligible for participation in the Company’s standard employee benefit programs.
     Mr. Berryman has almost 30 years of financial and operational experience with organizations ranging from small, privately held entrepreneurial companies to large Fortune 500 organizations. Since 2007, Mr. Berryman has served as Vice President, Finance of Contract Research Solutions, Inc. d/b/a Cetero Research, one of the world’s largest providers of early clinical trial and bioanalytical laboratory services to pharmaceutical, biotechnology and generic drug companies. In 2006, he held the position of Chief Financial Officer and Chief Administrative Officer of Ba Research International, L.P., a provider of generic analytical services for pharmaceutical companies, which merged with two other entities in October 2006 to form Cetero Research. Mr. Berryman was the Chief Financial Officer of Retriever Payment Systems, Inc., a payment processing company, from 2002 through 2005. Mr. Berryman also has 12 years experience with the public accounting firm of Deloitte & Touche. He is a graduate of the University of Georgia and is a Certified Public Accountant.
     The offer letter reflecting the terms of Mr. Berryman’s employment with the Company is attached hereto as Exhibit 10.1. The press release announcing the election of Mr. Berryman is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibits.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) EXHIBITS

Exhibit No.	Description

10.1	Joseph Allen Berryman Offer Letter dated August 25, 2008.

99.1	Press release dated August 28, 2008, announcing that Joseph Allen Berryman has been elected Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Stewart Information Services Corporation effective September 2, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)
By:	/s/ Max Crisp
(Max Crisp, Executive Vice President,
Secretary, Treasurer, Director and Principal Financial Officer)

Date: August 28, 2008